                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                       Pegasus Capital, LLC

Address:                                    C/O Pegasus Capital Advisors, L.P.
                                            99 River Road
                                            Cos Cob, CT 06807

Date of Event Requiring Statement:          08/14/2014

Name:                                       PCA LSG Holdings, LLC

Address:                                    C/O Pegasus Capital Advisors, L.P.
                                            99 River Road
                                            Cos Cob, CT 06807

Date of Event Requiring Statement:          08/14/2014